UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 5, 2019

Emmaus Life Sciences, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-53072	41-2254389
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

21250 Hawthorne Boulevard, Suite 800, Torrance, CA 90503

(Address, including zip code, off principal executive offices)

Registrant’s telephone number, including area code 310-214-0065

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a) of the Exchange Act.	☒

Item 1.01	Entry into a Material Definitive Agreement

Amendment of Securities Purchase Agreement and Related Instruments

Effective as of March 5, 2019, Emmaus Life Sciences, Inc. (“we,” “us,” “our,” “Emmaus” or the “company”) entered into a securities amendment agreement (the “Amendment”) with the holders of our 10% senior secured debentures (the “Debentures”) and related common stock purchase warrants issued in October 2018 (the “Warrants”). The Amendment provides that the securities purchase agreement among the company and the holders of the Debentures entered into on September 8, 2018, as previously amended, is to be further amended in certain respects, and the Debentures and Warrants are to be amended in certain respects and restated in their entirety, concurrent with and subject to the completion of our proposed merger transaction with MYnd Analytics, Inc. described in our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “ SEC”) on January 7, 2019.

Pursuant to the terms of the Amendment, (i) the debenture holders waive their right to the monthly redemption of $1,000,000 in principal amount of the Debentures due on May 1, 2019 if the proposed merger has not been completed by that date and their right to accelerate the repayment of the Debentures in connection with the proposed merger, and (iii) the provision requiring the mandatory redemption of the Debentures in connection with any “subsequent financing” (as defined in the Debentures) is being eliminated. As a result of the Amendment, the Debentures will provide that the monthly redemption of $1,000,000 in principal amount of the Debentures will commence in November 2019 and that the Debentures will mature on October 21, 2020, six months later than the current maturity date of the Debentures.

As a result of the Amendment, the Debentures will be convertible at the option of each holder into shares of our common stock at a conversion price of $10 a share, subject to adjustment for stock splits and other customary events. After the completion of the Proposed Merger, the Debentures will be convertible into shares of common stock of MYnd Analytics, Inc., which will be renamed “Emmaus Life Sciences, Inc.”

As a result of the Amendment, the Warrants will be exercisable for up to an aggregate of up to 1,460,000 shares of our common stock, or 240,000 more shares than are currently purchasable under the Warrants, at an initial exercise price of $10.00 per share, or $1.30 less than the current exercise price of the Warrants. As is currently the case, the exercise price of the Warrants will be subject to reduction in connection with a “going public event,” which we expect to occur in conjunction with the proposed merger, based upon the public offering price or “VWAP” (i.e., volume-weighted average trading price) of our common stock. As a result of the Amendment, the exercise price of the Warrants will be subject to reduction pursuant to a “full-ratchet” exercise-price antidilution adjustment in the event we sell or issue any common stock or common stock equivalents within 60 days following the “going public event date” at an effective price per share below the exercise price of the Warrants. The exercise price also will be subject to adjustment for stock splits and other customary events.

The original securities purchase agreement entitles the holders of the Warrants to registration rights with respect to the shares issuable upon exercise of the Warrants. The Amendment extends these rights to the shares issuable upon conversion of the Debentures, as well.

The Amendment contains representations and warranties that the parties made to, and solely for the benefit of, the other in the context of the terms and conditions of the Amendment and of the specific relationship between the parties. The provisions of the Amendment, including such representations and warranties, are not for the benefit of any party other than the parties to the Amendment and are not intended to provide investors or the public to obtain information about the current state of affairs of the parties to the Amendment. Rather, investors and the public should look to the disclosures contained in our filings with the SEC for such information.

The foregoing description of the material terms of the Amendment, the amended and restated Debentures and amended and restated Warrants are not complete and are qualified in their entirety by reference to the full text of the Amendment and the forms of the amended and restated Debenture and amended and restated Warrant, copies of which are filed as exhibits hereto and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information in Item 1.01 regarding the amended and restated debentures is incorporated herein by reference.

Item 8.01	Other Events.

On March 11, 2019, we issued a press release, a copy of which is filed as an exhibit hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

There are filed as part of this report the exhibits listed on the accompanying Index to Exhibits, which information is incorporated herein by reference.

IMPORTANT INFORMATION ABOUT THE TRANSACTIONS WILL BE FILED WITH THE SEC

This communication is deemed to be made in respect of the proposed business combination involving MYnd Analytics, Inc. (“MYnd”) and Emmaus Life Sciences, Inc. (“Emmaus”). In connection with the proposed transaction, MYnd and Emmaus have filed documents with the SEC, including a Registration Statement on Form S-4 filed by MYnd on February 13, 2019 containing a preliminary Joint Proxy Statement/Prospectus, and each of MYnd and Emmaus plan to file with the SEC other documents regarding the proposed transactions. INVESTORS AND SECURITY HOLDERS OF MYND AND EMMAUS ARE URGED TO CAREFULLY READ THE PRELIMINARY JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS, INCLUDING THE FINAL JOINT PROXY STATEMENT/PROSPECTUS WHEN IT’S AVAILABLE, FILED WITH THE SEC BY MYND AND EMMAUS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND RELATED TRANSACTIONS. Investors and security holders may view these documents and other documents filed with the SEC at the SEC’s web site at www.sec.gov. Investors and security holders are urged to read the final Joint Proxy Statement/ Prospectus and other documents filed with the SEC before making any investment or voting decision in connection with the proposed transactions.

PARTICIPANTS IN THE SOLICITATION

MYnd, Emmaus and their respective directors and executive officers may be deemed participants in the solicitation of proxies with respect to the proposed business combination and related transactions. Information regarding the interests of these directors and executive officers in the proposed business combination and related transactions has been included in the Joint Proxy Statement/Prospectus described above. Additional information regarding the directors and executive officers of MYnd is also included in MYnd’s proxy statement for its 2018 Annual Meeting of Shareholders, which was filed with the SEC on March 1, 2018, as updated in MYnd’s Annual Report on Form 10-K for the fiscal year ended September 30, 2018, and additional information regarding the directors and executive officers of Emmaus is also included in Emmaus’ proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on August 23, 2018. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Joint Proxy Statement/Prospectus described above.

NO OFFERS OR SOLICITATIONS

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding MYnd’s and Emmaus’ expectations or predictions of future events or conditions, including, without limitation, statements related to the Agreement and Plan of Merger and Reorganization dated as of January 4, 2019, by and among MYnd, MYnd’s wholly owned subsidiary, Athena Merger Subsidiary, Inc., and Emmaus (the “Merger Agreement”) and the proposed business combination and other transactions contemplated by the Merger Agreement. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and MYnd and Emmaus assume no duty to update forward-looking statements.

In addition to factors previously disclosed in MYnd’s and Emmaus’ reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from such forward-looking statements: the ability of the parties to obtain NASDAQ listing approval and meet other closing conditions to the Merger, including requisite approval by MYnd’s and Emmaus’ stockholders on a timely basis or at all; or delays in closing the Merger.

Other risks and uncertainties are more fully described in MYnd’s Annual Report on Form 10-K for the fiscal year ended September 30, 2018, and Emmaus’ Annual Report on Form 10-K for the year ended December 31, 2017, each filed with the SEC, and in other filings that MYnd or Emmaus makes and will make with the SEC in connection with the proposed transactions, including the Joint Proxy Statement/Prospectus described herein under “Important Additional Information About the Transaction Will be Filed with the SEC.” Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The statements made in this Current Report on Form 8-K speak only as of the date hereof, and subsequent events and developments may cause MYnd’s or Emmaus’ expectations and beliefs to change. While MYnd or Emmaus may elect to update these forward-looking statements publicly at some point in the future, each of MYnd and Emmaus specifically disclaims any obligation to do so, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing MYnd’s or Emmaus’ views as of any date after the date hereof. Actual results could differ materially from those contemplated, expressed or implied by these forward-looking statements.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2019	EMMAUS LIFE SCIENCES, INC.

	By:	/s/ KURT KRUGER
	Name:	Kurt Kruger
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

4.1	Form of Amended and Restated 10% Senior Secured Debenture.

4.2	Form of Amended and Restated Common Stock Purchase Warrant.

10.1	Securities Amendment Agreement dated as of March 5, 2019 among Emmaus Life Sciences, Inc. and the Holders thereunder.

99.1	Press Release of Emmaus Life Sciences, Inc. dated March 11, 2019.